UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 26, 2011

SHORE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-22345	52-1974638
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

18 East Dover Street, Easton, Maryland 21601
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (410) 763-7800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A to the Current Report of Shore Bancshares, Inc. (the “Company”) on Form 8-K, initially filed with the Securities and Exchange Commission on April 29, 2011 (the “Original Filing”), is filed pursuant to paragraph (d) of Item 5.07 of Form 8-K for the purpose of disclosing the frequency with which the Company’s Board of Directors will solicit an advisory vote from stockholders on the compensation of the registrant’s named executive officers.  Other than Item 5.07 as described above, no item of the Original Filing has been updated, and such items remain in effect as of the filing date of the Original Filing.  This Amendment No. 1 does not purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Filing.

Item 5.07              Submission of Matters to a Vote of Security Holders.

(b)           Voting Results.

At the Annual Meeting of Stockholders of Shore Bancshares, Inc. (the “Company”) held on April 27, 2011, the stockholders voted on:  (i) the election of five director nominees (Proposal 1), (ii) the ratification of the appointment of the Company’s independent registered public accounting firm for fiscal year 2011 (Proposal 2); (iii) the adoption of non-binding advisory resolution approving the compensation of the Company’s named executive officers (Proposal 3); and (iv) the frequency (every one, two or three years) of future stockholder advisory votes on the compensation of the named executive officers (non-binding advisory vote).  These matters were submitted to a vote through the solicitation of proxies.  The results of the votes are set forth below:

Proposal 1 - To elect one individual to serve as a Class I Director until the 2013 Annual Meeting of Stockholders and four individuals to serve as Class II Directors until the 2014 Annual Meeting of Stockholders.

	For	Withheld	Abstain	Broker Non-Votes
Class I Director
Frank E. Mason, III	3,561,984	138,115	-	1,809,850

Class II Directors
Herbert L. Andrew, III	3,326,092	374,007	-	1,809,850
Blenda W. Armistead	3,568,920	131,179	-	1,809,850
Neil R. LeCompte	3,576,790	123,309	-	1,809,850
F. Winfield Trice, Jr.	3,563,091	137,008	-	1,809,850

Proposal 2 - To ratify the appointment of Stegman & Company as the Company’s independent registered public accounting firm for fiscal year 2011.

For	Against	Abstain	Broker Non-Votes
5,438,616	39,627	31,706	-

Proposal 3 - To adopt a non-binding advisory resolution approving the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
3,355,359	269,456	75,283	1,809,851

Proposal 4 - To recommend, by non-binding advisory vote, the frequency (every one, two or three years) of future stockholder advisory votes on the compensation of the named executive officers.

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
3,373,874	50,322	201,955	73,688	1,810,110

(d)           Frequency of Say-On-Pay Vote.

Consistent with the Board of Director’s intention set forth in the Company’s definitive proxy statement for the 2011 Annual Meeting of Stockholders and in light of the voting results with respect to Proposal 4 discussed above, the Board of Directors has determined to hold an annual stockholder advisory vote to approve the compensation of the Company’s named executive officers, commencing with its 2012 annual meeting of stockholders, and continuing thereafter until such time that the frequency vote is next presented to stockholders or until the Board of Directors determines otherwise.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SHORE BANCSHARES, INC.

Dated: November 14, 2011	By: /s/ W. Moorhead Vermilye
W. Moorhead Vermilye Chief Executive Officer (Principal Executive Officer)